                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 1, 1999
                                                        ----------------

                                Razorfish, Inc.
                                ---------------



            (exact name of registrant as specified in its charter)


        Delaware                       000-25847                           13-3804503
        --------                       ---------                           ----------
(State or other jurisdiction      (Commission File              (IRS Employer Identification No.)
    of incorporation)                 Number)


 107 Grand Street, 3rd Floor, New York, New York                      10013
 -----------------------------------------------                      -----
(Address of principal executive offices)                             (zip code)

      Registrant's Telephone Number, including Area Code:  (212) 966-5960
                                                           --------------


                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant

       Not applicable.

Item 2.  Acquisitions or Disposition of Assets

          On December 1, 1999, the Registrant completed the acquisition of Lee Hunt Associates, Inc., ("Lee Hunt") a New York corporation. The acquisition was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated November 30, 1999, providing for the merger of Re Merger Sub, Inc. (the "Merger Sub"), a Delaware company and a wholly owned subsidiary of the Registrant, with and into Lee Hunt (the "Merger"). Upon consummation of the Merger, 625,000 shares of the Registrant's common stock became issuable. The Merger is expected to be accounted for under the pooling of interests method of accounting, and was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Item 3.  Bankruptcy or Receivership

       Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

       Not applicable.

Item 5.  Other Events

       On December 1, 1999, the Registrant issued a press release (which is attached hereto as an Exhibit) announcing that it had completed the acquisition of Lee Hunt.

Item 6.  Resignation of Registrant's Directors

       Not applicable.


Item 7.  Financial Statements and Exhibits

       (a) Financial Statements of Businesses Acquired.


       (b) Pro Forma Financial Information.


       (c) Exhibits.

            2.1 Agreement and Plan of Merger, dated November 30, 1999, by and among the Registrant, the Merger Sub and Lee Hunt.

            99    Press release announcing the completion of the acquisition of
Lee Hunt, dated December 1, 1999.

Item 8.  Change in Fiscal Year

       Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

       Not applicable.
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RAZORFISH, INC.
                                 (Registrant)


Dated:  December 15, 1999        By:  /s/ Michael S. Simon
                                     ------------------------------------------
                                     Name:  Michael S. Simon
                                     Title: Executive Vice President, Business
                                     Affairs and General Counsel
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                       Description
-----------                       -----------

2.1 Agreement and Plan of Merger, dated November 30, 1999, by and among the Registrant, the Merger Sub and Lee Hunt.

99 Press release announcing the completion of the acquisition of Lee Hunt, dated December 1, 1999.